                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

             The undersigned hereby agree to jointly file a statement on
Schedule 13D, together with any amendments thereto (collectively, the "Schedule 13Ds"), with the Securities and Exchange Commission pursuant to the requirements of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

             This Joint Filing Agreement may be signed in counterpart copies.

                            (Signature Page Follows)

Dated:  April  10, 2000                      PETER ACKERMAN

                                             By:  S/ PETER ACKERMAN
                                                  ------------------------------
                                                   Peter Ackerman

Dated:  April 10, 2000                       JOANNE LEEDOM-ACKERMAN

                                             By:  S/ JOANNE LEEDOM-ACKERMAN
                                                  ------------------------------
                                                   Joanne Leedom-Ackerman

Dated:  April  10, 2000                      PERRY A. LERNER

                                             By:  S/ PERRY A. LERNER
                                                  ------------------------------
                                                   Perry A. Lerner

Dated:  April  10, 2000                      SOMERVILLE S TRUST

                                             By:  S/ PERRY A. LERNER
                                                  ------------------------------
                                                   Name:   Perry A. Lerner
                                                   Title:  Trustee

Dated:  April 10, 2000                       SANTA MONICA PICTURES, LLC

                                             By:  S/ PERRY A. LERNER
                                                  ------------------------------
                                                   Name:   Perry A. Lerner
                                                   Title:  Authorized Signatory

Dated:  April 10, 2000                       SOMERVILLE, LLC

                                             By:  S/ PERRY A. LERNER
                                                  ------------------------------
                                                   Name:   Perry A. Lerner
                                                   Title:  Authorized Signatory

Dated:  April 10, 2000                       CROWN ACQUISITION PARTNERS, LLC

                                             By:  s/  JEFFREY S. DEUTSCHMAN
                                                  ------------------------------
                                                   Name:   Jeffrey S. Deutschman
                                                   Title:  Manager